UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2006


                        Monadnock Community Bancorp, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


           Federal                 000-50810                 42-1634975
           -------                 ---------                 ----------
(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

1 Jaffrey Road, Peterborough, NH                                   03458
--------------------------------                                   -----
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (603) 924-9654


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
---------------------------------------------------------

On April 28, 2006, Monadnock Community Bancorp, Inc. issued a press release disclosing its March 31, 2006 financial results.

A copy of the press release is included as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
---------------------------------------------

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

(B) PRO FORMA FINANCIAL INFORMATION: None

(C) SHELL COMPANY TRANSACTIONS: None

(D) EXHIBITS:

         Exhibit 99.1- Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Monadnock Community Bancorp, Inc.


Date: April 28, 2006                   By: /s/ William M. Pierce, Jr.
                                           --------------------------
                                           William M. Pierce, Jr.
                                           President and Chief Executive Officer